Exhibit 99.9

FIRST QUARTER 2003 FIXED INCOME PRESENTATION APRIL 16, 2003

SLIDE 1
Earnings Per Share $0.45 $ 1.06 Net Income (Mils.) $ 896 $1,990 - Income from Continuing Operations 899 979 Revenue (Bils.) Total Sales and Revenue $40.9 $1.4 Automotive Sales 34.2 2.0 Automotive Return On Sales Worldwide 1.7% 2.4 Pts. Automotive Cash, Marketable Securities and VEBA* Assets (Bils.) Gross $26.6 $5.1 Net of Automotive Debt 12.6 5.0 Operating Related Cash Flows Before Tax Refunds** 0.6 1.8 * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** $1.5 billion including tax refunds. See appendix for calculation and reconciliation to GAAP. FIRST QUARTER RESULTS 2003 B / (W) 2002 First Quarter

SLIDE 2
REVISED AUTOMOTIVE SECTOR REPORTING Business unit basis Based on absolute costs Worldwide results reported Included in Other Automotive Geographic, legal entity basis Reflected transfer prices for vehicles, components, and product engineering Included in regional results Included in regional results Reported Results Intra-Company Transactions P.A.G. Results Net Interest Expense Prior Present

SLIDE 3
2003 FULL YEAR MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units No Change 16.2 -- Europe 17.0 million units 16.5 Mils. 16.6 Net Pricing* -- U.S. (Ford / LM) Zero No Change 0.2% -- Europe (Ford) 1% No Change (1.4)% Physicals Quality Improve in all regions On Track Market Share Improve in all regions On Track Automotive Cost Performance* Improve by at least $500 million $638 Mils. Capital Spending $8 billion $1.4 Bils. Financial Results Automotive Income Before Taxes Breakeven $659 Mils. Operating Related Cash Flows** Breakeven $0.6 Bils. Ford Credit - Improve cash contribution to Parent $1.0 Bils.*** - Maintain managed leverage in low 12.8 end of 13-14 to 1 range 2003 Milestone * At constant volume, mix, and exchange (see appendix for reconciliation to GAAP) ** Excluding tax refunds *** Incl. proceeds from divestiture of Axus Full Year First Qtr.

SLIDE 4
FORD CREDIT RESULTS AND METRICS Receivables (Bils.) Owned $137 $119 Securitized 66 74 Managed $203 $193 Credit Losses (Mils.) Owned $585 $493 Managed 683 685 Credit Loss Ratio Owned 1.68% 1.61 % Managed - U.S. Retail and Lease 1.42 1.85 - Worldwide Total 1.35 1.42 Allow. for Owned Credit Losses - Worldwide Amount (Bils.) $3.0 $3.1 - Pct. Of EOP Receivables 2.18% 2.60 % Leverage (To 1)* Financial Statement 10.5 10.4 Managed 13.7 12.8 * See appendix for calculation and reconciliation 2002 2003 First Quarter Key Metrics ROE 7.9% 13.4 % Income from Continuing Ops. (Mils.) $249 $442 2002 2003 East 396 727 $396 $727 Pre-Tax Profit (Mils.) 1st Qtr. 2002 1st Qtr. 2003

SLIDE 5
Q1 Q2 Q3 Q4 Q1 Worldwide Managed 0.0135 0.0125 0.0139 0.0156 0.0142 Worldwide Owned 0.0168 0.0158 0.0171 0.0192 0.0161 Managed Reserves as Pct. Of EOP Receivables 0.0177 0.0177 0.019 0.0195 Q1 Q2 Q3 Q4 Q1 Ford Credit U.S. Managed LTR 0.0142 0.0123 0.0151 0.0187 0.0185 Ford Credit U.S. Owned 0.0178 0.0153 0.0188 0.0235 0.0212 Managed Reserves as Pct. Of EOP Receivables 0.0177 0.0177 0.019 0.0195 CREDIT LOSS METRICS Managed Q1 Q2 Q3 Q4 Q1 Owned 585 546 591 639 493 Securitized 98 90 115 152 192 Worldwide Actual Credit Losses (Mils.) Owned Managed $683 $706 $791 Q1 Q2 Q3 Q4 2002 Q1 Q1 Q2 Q3 Q4 2002 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio Owned Managed Worldwide Loss-to-Receivables Ratio Owned Q1 2003 Q1 Q2 Q3 Q4 Q1 2002 2003 2003 $636 $685

SLIDE 6
Q1 Q2 Q3 Q4 Q1 Worldwide Owned 52 45 50 53 51 CREDIT LOSS DRIVERS - FORD CREDIT U.S. RETAIL & LEASE Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 NON-BANKRUPT 0.0033 0.0031 0.0048 0.0048 0.0043 0.0029 0.0038 0.0035 0.0041 BANKRUPT 0.0023 0.0024 0.0025 0.0026 0.0027 0.0028 0.0032 0.0035 0.0043 0.70% Over-60-Day Delinquencies 0.74% 0.73% 0.55% Non-Bankrupt Bankrupt Total 0.57% 0.70% 0.70% Q1 Q2 Q3 Q4 2002 Repossessions (000) Q1 2003 Q1 Q2 Q3 Q4 Q1 Worldwide Owned 6600 6750 7000 7500 7350 Q1 Q2 Q3 Q4 2002 Repossession Severity Q1 2003 Memo: Repo Ratio 2.80% 2.47% 2.81% 3.20% 3.18% 0.84% 0.56% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2001 2002 2003 Q1

SLIDE 7
Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 RR 24-Month 0.75 0.75 0.76 0.78 0.79 RR 36-Month 0.58 0.59 0.59 0.67 0.73 RESIDUAL VALUE RISK METRICS Lease Terminations Up Unfavorable Contractual Lease-end Value Down Equal Auction Value Down Unfavorable Return Rates Up Equal Drivers Of Residual Value Risk Vs. Expectation Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 AV 24-Month 14680 14095 13775 13080 13100 AV 36-Month 13070 12390 11935 11225 11260 Ford Credit U.S. Auction Values (At Q1 2003 Mix) Ford Credit U.S. Lease Return Rates 24-Month 36-Month 24-Month 36-Month Q1 2003 Q1 Q2 Q3 Q4 2002 Q1 2003 Q1 Q2 Q3 Q4 2002 Q1 2002 First Quarter 2003 Compared to:

SLIDE 8
PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook Short- Term Fitch BBB+ Negative F-2 Moody's Ford Motor Company Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB Negative A-2

SLIDE 9
Q1 Equity 14 Term Debt/Other 128 Securitization 38 ABS CP 17 Commercial Paper 0 FORD CREDIT FUNDING STRUCTURE 2001 2002 2003 Equity 13 14 13 Term Debt/Other 131 127 113 Securitization 34 36 32 ABS CP 12 17 18 Commercial Paper 14 3 6 Equity Unsecured Net Commercial Paper * Asset-Backed Commercial Paper $204 $198 $180-185 $14 $15-22 Note: Net CP = $(2) $34 $12 $30-35 $131 $127 $110-115 $13 $14 $13 2001 2002 2003 Forecast $17 $36 Funding of Managed Receivables (Billions) Managed Receivables (Percent) Unsecured Net Commercial Paper * 7% 2% 3 - 4 % NA Unsecured and ABS Commercial Paper * 12 11 13 - 16 8 Net Securitized Receivables 23 27 27 - 31 28 * Net of overborrowing; see slide 10 and the appendix for further information Mar 31, 2003 $193 $5-7 $17 $38 $126 $14 Term Asset-Backed Securities Term Debt & Other

SLIDE 10
Term Debt GlobLSTM $19 $ 2 $0 Non-Dollar Denominated 17 9 3 Retail / MTN / Other 4 3 1 Total Term Debt $40 $14 $4 $3 - 6 $ 7 - 10 Term Public Securitization* 20 17 7 5 - 8 12 - 15 Total Term Funding $60 $31 $11 $8 - 14 $19 - 25 Memo: Cash $3 $7 $12 Overborrowing** 2 5 10 FORD CREDIT PUBLIC TERM FUNDING PLAN 2001 Actual (Bils.) YTD (Bils.) Transaction Type 2002 Actual (Bils.) * Reflects new bonds issued; excludes asset sales to commercial paper conduits and whole loan sales ** See the appendix for additional information Full Year (Bils.) Remaining (Bils.) 2003

SLIDE 11
Canadian retail bond program (Term Bonds In Retail Distribution) launched successfully European retail bond program (FCE Internotes) ready to issue Expansion of Motown Notes ABCP - grew by $1 billion in January Whole-Loan Sale New Funding Sources Settled our third whole-loan sale transaction in the first quarter. We sold $2 billion of retail receivables to a buy-and-hold investor. Sold $7 billion of retail receivables since launching the program in December. Continue to find strong demand through this channel and expect to announce further sales in the future. Receivables sold in whole-loan sale transactions are reported as serviced-only receivables. More information can be found in the appendix. NEW FUNDING SOURCES AND WHOLE-LOAN SALE

SLIDE 12
FORD CREDIT LIQUIDITY/FLEXIBILITY PROGRAMS Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 19.7 1.3 13.2 0.4 7.4 10.2 52.2 Back-Up Liquidity Global Other Bank FCAR Motown Unused Over- Total Lines Lines Lines Lines Conduits borrowing Unsecured CP FCAR Motown Other Lines Conduits Total Back-up liquidity 8.3 1.1 10.3 6 25.7 Short-Term Borrowing Unsecured Bank FCAR Motown Total CP Lines Notes Back-up liquidity exceeds short-term borrowing by more than $25 billion Motown Notes can be expanded an additional $2.5 billion with existing back- up liquidity lines Billions at March 31, 2003 Billions at March 31, 2003 Committed Credit Facilities = $34.6 Billion * * Includes $7.1 billion of Ford bank lines that Ford has the ability to transfer to Ford Credit on a non-guaranteed basis

SLIDE 13
Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Owned Receivables and Retained Interests 48 59.1 78.9 107.7 130.2 Financial Statement Debt 15.1 21.2 33 60.5 120.7 FORD CREDIT LIQUIDATION OF ASSETS/LIABILITIES Cumulative Maturities (Billions) As of February 28, 2003 All values are for the U.S., Canada, Germany and the U.K. Debt maturities are net of overborrowings Under Under Under Under 3 Months 6 Months 1 Year 2 Years Total

SLIDE 14
FORD CREDIT LEVERAGE 2000 2001 2002 March Managed 13.9 14.8 12.8 12.8 Manag 13.9 14.8 12.8 12.8 Owned 11.9 12.2 10.3 10.4 Owned 11.9 12.2 10.3 10.4 * Managed Managed leverage is equal to year-end and slightly below our target range of 13 - 14 times. Ford Credit paid a $1 billion dividend to its parent in the first quarter. Factors considered in determining this amount include the following (in billions): Net Income $0.4 Asset reduction 0.4 Sale of Axus 0.2 Dividend $1.0 Debt-to-Equity Ratio Financial Statement 2000 2001 March 2003 * 14.1 including $700 million capital contribution in January, 2002 2002

SLIDE 15
SUMMARY Ford First quarter profits exceeded expectations Revitalization Plan is on track, with first quarter market share up from 2002 and cost performance better than full-year milestone Ford Credit Strong profits in the first quarter, with full-year results expected to be about the same as 2002 Priorities continue to be a focus on credit losses and funding 2003 funding is ahead of schedule and liquidity remains very strong

SLIDE 16
Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including a significant decline in automotive industry sales, lower-than-anticipated market acceptance of new or existing Ford products, increased regulations, work stoppages at key Ford or supplier facilities, the discovery of defects in Ford vehicles, a credit rating downgrade, higher-than-expected credit losses, collection and servicing problems, lower-than- anticipated residual values for leased vehicles, currency or interest rate fluctuations, and a major capital market disruption. RISK FACTORS

APPENDIX

FIRST QUARTER AUTOMOTIVE CASH Cash, Marketable Securities, and VEBA Assets March 31, 2003 $26.6 December 31, 2002 25.3 Change in Gross Cash $ 1.3 Operating Related Cash Flows Automotive Pre-Tax Profits $ 0.7 Capital Spending (1.4) Depreciation & Amortization 1.4 Changes in Receivables, Inventory, and Trade Payables (0.3) U.S. Pension Contributions (1.0) Capital Transactions with Financial Services Sector 0.8 Other -- Primarily Taxes, Expense & Payment Timing Differences 0.4 Total Operating Related Before Tax Refunds $ 0.6 Tax Refunds 0.9 Total Operating Related $ 1.5 Divestitures and Acquisitions Divestitures and Asset Sales 0.2 Capital Calls and Acquisitions 0 Financing Related Cash Flows Dividends to Shareholders (0.2) Reduction in Total Automotive Sector Debt (0.2) Change in Gross Cash $ 1.3 2003 First Qtr. (Bils.)

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.2 $ 7.2 $ 1.9 * $ 8.1 Marketable Securities 17.4 17.3 (0.1) 11.4 Total Cash / Market. Sec. $22.6 $24.5 $ 1.8 $19.5 VEBA 2.7 2.2 (0.5) 2.0 Gross Cash $25.3 $26.6 $ 1.3 $21.5 * Automotive cash flow as shown in our sector statement of cash flows 4th Qtr. 2002 (Bils.) 1st Qtr. 2003 (Bils.) 1st Qtr. 2003 B / (W) 4th Qtr. 2002 (Bils.) Memo: 1st Qtr. 2002 (Bils.) $5.1

AUTOMOTIVE OPERATING RELATED CASH FLOWS RECONCILIATION TO GAAP Cash Flows from Operating Activities before Securities Trading* $2.3 $ 3.0 Items Included in Operating-Related Cash Flows Capital Transactions with Financial Services Sector $(0.7) $ 0.7 Capital Expenditures (1.5) (1.4) Net Transactions Between Auto. and Financial Services Sectors** (0.4) (0.3) Other, Primarily Exclusion of Cash Inflow from VEBA Drawdown (0.9) (0.5) Total Reconciling Items $(3.5) $(1.5) Operating Related Cash Flows $(1.2) $ 1.5 Memo: Operating Related Excluding $900 million of Tax Refunds $ 0.6 * As shown in our sector statement of cash flows for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flows 1st Qtr. 2003 (Bils.) 1st Qtr. 2002 (Bils.) $1.8

RECONCILIATION OF AUTOMOTIVE COST PERFORMANCE TO COST OF SALES AND SELLING, ADMINISTRATIVE, AND OTHER EXPENSE FORD CONFIDENTIAL 2002 First Quarter Cost and Expenses $(32.2) 2003 First Quarter B / (W) 2002 Volume, Mix and Exchange-Related Cost Changes $ (1.8) Automotive Year-Over-Year Cost Performance 0.6 B / (W) 2002 First Quarter $ (1.2) 2003 First Quarter Cost and Expenses $(33.4) Bils.

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Managed Receivables - includes owned receivables (the receivables Ford Credit owns and reports on its balance sheet) and receivables that Ford Credit sold in securitizations and continues to service Serviced-Only Receivables - receivables that Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest but continues to service Serviced Receivables - includes managed receivables and serviced-only receivables Overborrowing - proceeds generated from funding transactions in excess of immediate funding needs Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables Retained Interest on Securitized Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + -

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt $137.4 $137.3 Total Securitized Receivables Outstanding 66.0 73.3 Retained Interest in Securitized Receivables (9.6) (18.1) Adjustments for Cash and Cash Equivalents (7.6) (11.7) Adjustments for SFAS 133 (1.6) (6.1) Adjusted Debt $184.6 $174.7 Total Stockholder's Equity $ 13.1 $ 13.2 Adjustments for SFAS 133 0.4 0.5 Adjustments for Minority Interest * * Adjusted Equity $ 13.5 $ 13.7 Managed Leverage To 1* 13.7 12.8 Financial Statement Leverage = Total Debt / Equity 10.5 10.4 * Adjusted Debt / Adjusted Equity March 31, 2002 (Bils.) March 31, 2003 (Bils.) Leverage Calculation